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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 21, 2004
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                Date of Report (Date of earliest event reported)

                   Spectrum Sciences & Software Holdings Corp.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                       Delaware                          80-0025175
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          (State or other jurisdiction  (Commission   (IRS Employer
                      of incorporation)  File Number)  Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
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          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report


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         ITEM 5.     Other Events and Required FD Disclosure.

         On January 21, 2004, Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the "Registrant"), announced that it signed an agreement with SouthTrust Bank in furtherance of a debt restructuring. SouthTrust Bank agreed to extended terms and a restructuring of the Registrant's total debt of $2,441,445. A copy of the press release issued by the Registrant on January 21, 2004 is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 of this Current Report on Form 8-K as if fully set forth herein.

         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

         Exhibit No.  Document

         99.1 Press release of the Registrant issued on January 21, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Spectrum Sciences & Software Holdings Corp.


                             By: /s/ Donal Myrick
                                 -----------------------------------------
                                 Donal Myrick
                                 President and CEO


Date:  January 21, 2004